UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 14, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2024, Bel Fuse Inc. (the "Company") held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company's definitive proxy materials filed with the Securities and Exchange Commission on April 1, 2024.

As indicated in the Company's proxy statement, holders of record of the Company's Class A Common Stock at the close of business on March 18, 2024 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,133,880 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company's Certificate of Incorporation described in the proxy statement, the voting rights of one shareholder of the Company, GAMCO Investors, Inc. et. al. ("GAMCO"), which beneficially owned 361,538 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting.  Accordingly a total of 1,772,342 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.

A total of 1,663,764 shares of Class A Common Stock were represented in person or by proxy at the Annual Meeting and entitled to vote.  The final voting results from the Annual Meeting are as follows:

Proposal 1:  The election of three persons, named in the proxy statement, to serve as directors for three-year terms. The following is a list of the directors elected at the Annual Meeting and the number of votes For and Withheld, as well as the number of Broker Non-Votes:

Name	For	Withheld	Broker Non-Votes
Mark B. Segall	1,061,338	307,055	295,371
Eric Nowling	1,356,926	11,467	295,371
David J. Valletta	1,367,748	645	295,371

Proposal 2: The ratification of the designation of Grant Thornton LLP to audit the Company's books and accounts for 2024. This proposal was approved by the following votes (there were no Broker Non-Votes):

For	Against	Abstentions
1,662,415	8	1,341

Proposal 3: The approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement. This proposal was approved by the following votes:

For	Against	Abstentions	Broker Non-Votes
1,353,089	13,966	1,338	295,371

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer